SMALLCAP World Fund
               333 South Hope Street Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to 74U1 and 74U2 and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            337,370
------------------ ----------------------------------
------------------ ----------------------------------
Class B            8,905
------------------ ----------------------------------
------------------ ----------------------------------
Class C            5,517
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,459
------------------ ----------------------------------
------------------ ----------------------------------
Total              354,251
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,827
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        446
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        851
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        114
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        123
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          88
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,995
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,315
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          431
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,074
------------------ ----------------------------------
------------------ ----------------------------------
Total              10,264
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $23.22
----------------------- -------------------------
----------------------- -------------------------
Class B                 $22.60
----------------------- -------------------------
----------------------- -------------------------
Class C                 $22.54
----------------------- -------------------------
----------------------- -------------------------
Class F                 $23.16
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $23.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $22.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $22.89
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $23.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $23.20
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $23.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $23.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $23.12
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $23.22
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $23.33
----------------------- -------------------------